SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     April 14, 2000
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                                LEGG MASON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Maryland                      1-8529              52-1200960
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)               File No.)         Identification No.)



100 Light Street, Baltimore, Maryland                               21202
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(Address of Principal Executive Office)                           (Zip Code)



Registrant's Telephone Number, Including Area Code:    (410) 539-0000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events
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      On April 14, 2000,  Unaudited Pro Forma Combined  Financial  Statements of
Legg Mason, Inc. (the "Company") giving effect to the proposed acquisition of Perigee Inc. and utilizing previously reported Legg Mason information were included in an information circular that was distributed to Perigee stockholders in accordance with Canadian requirements. The Company is filing this report containing those Unaudited Pro Forma Combined Financial Statements in the United States solely for informational purposes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99       Unaudited Pro Forma Combined Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEGG MASON, INC.



Date:  April 14, 2000           By:  /s/ Robert F. Price
                                     ------------------------------------------
                                     Robert F. Price
                                     Senior Vice President

                                  EXHIBIT INDEX

Exhibit
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99                Unaudited Pro Forma Combined Financial Statements